Exhibit 99.1

September 6, 2012

Board of Directors
Clicker, Inc.
1111 Kane Concourse, Suite 304
Bay Harbor Islands, FL  33154

Re:           Letter of Resignation

To the Board of Directors:

Please be advised that I hereby resign my position as interim chief financial officer of Clicker, Inc. (the “Company”) effective as of September 6, 2012.
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Very truly yours,

/s/ Greg Pippo
Greg Pippo